UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 7, 2021 (June 4, 2021)

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on April 18, 2019, Summit Wireless Technologies, Inc. (the “Company”) entered into that certain Securities Purchase Agreement, dated as of April 18, 2019, with an existing shareholder (the “Investor”), pursuant to which the Company issued 250,000 shares of our Series A 8% Convertible Preferred Stock (the “Original Securities”), par value $0.0001 per share.

On June 4, 2021, the Company and the Investor entered into that certain Exchange Agreement (the “Exchange Agreement”) pursuant to which the Company exchanged with the Investor the Original Securities held by the investor in exchange for: (i) 250,000 shares of common stock, par value $0.0001 (the “Common Stock”); and (ii) warrants (the “Warrants”) to purchase up to 187,500 shares of Common Stock.

Warrants

The Warrants will be exercisable beginning on June 4, 2021, and will be exercisable for a period of five (5) years and four (4) months. The exercise price with respect to the Warrants is $3.00 per share (the “Exercise Price”). The Exercise Price and the number of shares of Common Stock issuable upon exercise of the Warrants are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

The foregoing descriptions of the terms of the Exchange Agreement and the Warrant are qualified in their entirety by reference to the provisions of the agreements filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities

The information set forth in Item 1.01 hereof is incorporated herein by reference.

The issuance of the Exchange Securities was made in reliance upon an exemption from registration pursuant to Section 3(a)(9) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.1	Form of Warrant
10.1	Form of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2021	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer Title: Chief Executive Officer